                                                                    EXHIBIT 10.9


                    REVOLVING CREDIT AND SECURITY AGREEMENT


                          Dated as of March ___, 1997



                                    Between


                          PREFERRED CREDIT CORPORATION

                                      and

                             LA SALLE NATIONAL BANK

                    REVOLVING CREDIT AND SECURITY AGREEMENT


     THIS REVOLVING CREDIT AND SECURITY AGREEMENT (the "Agreement"), dated as of March ___, 1997, is by and between Preferred Credit Corporation, a California corporation, formerly known as T.A.R. Preferred Mortgage Corporation, having its principal office at 3347 Michelson, Suite 400, Irvine, California 92612 (the "Company"), and LA SALLE NATIONAL BANK, having an office at 135 South LaSalle Street, Chicago, Illinois 60603 (the "Lender").

     The Company has requested that Lender make available this secured, revolving credit facility to permit the Company to originate single family mortgage loans and hold such loans prior to their sale to investors (the "Facility"). The Facility will be secured by the Mortgage Loans (as hereinafter defined) which are funded with proceeds of the Facility and all related collateral held by the Lender or a custodian acting on Lender's behalf.

     Accordingly, the Company and the Lender hereby agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

     1.1  Defined Terms.
          -------------

     Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits and Schedules hereto) shall have the following meanings:

     "Adjusted Tangible Net Worth" means with respect to any Person at any date,
      ---------------------------
the Tangible Net Worth of such person at such date less the value of all
                                                   ----
deferred excess servicing fees plus that portion of Subordinated Debt not due
                               ----
within one year of such date plus, but only to the extent not already included
                             ----
in Tangible Net Worth, one percent (1.0%) of the then-current aggregate outstanding principal balance of the Mortgage Loans then being serviced by the Company pursuant to Servicing Contracts.

     "Advance" means a disbursement by the Lender under the Facility, including
      -------
readvances of funds previously advanced to the Company and repaid to the Lender.

     "Advance Request" has the meaning set forth in Section 2.2(a) hereof.
      ---------------                               --------------

     "Affiliate" means any Person (as defined herein) under common control or
      ---------
having common shareholders owning at least ten percent (10%) thereof, whether such common control be direct or indirect. With respect to the Company, and notwithstanding the foregoing, all of Company's officers, shareholders, directors, parent and subsidiary corporations, joint venturers, and partners (whether general or limited) shall be deemed Company's Affiliates for purposes of this Agreement and the other Credit Documents.

     "Agreement" means this Revolving Credit and Security Agreement, as it may
      ---------
from time to time be supplemented, modified or amended.

     "Assignment" means a duly executed assignment to the Lender of a Pledged
      ----------
Mortgage, of the indebtedness secured thereby, and of all documents and rights related to the related Mortgage Loan.

     "Business Day" means any day excluding Saturday, Sunday and any day which
      ------------
is a legal holiday under the laws of the State of Illinois.

     "Collateral" shall mean and include:
      ----------

               (a) (1) All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans and the related Mortgage Loan Documents, for which an Advance has been made by the Lender hereunder and not repaid in full, and (2) all Mortgage Loans, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans and the related Mortgage Loan Documents, which, from time to time, are delivered, or caused to be delivered, to the Lender (including delivery to a third party on behalf of the Lender) as additional security for the payment of the Note and for the performance of all of the Company's obligations hereunder;

               (b) All mortgage insurance and all commitments issued by Insurers to insure or guaranty any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages and all proceeds resulting from the sale thereof to Investors pursuant thereto; all personal property, contract rights, servicing and servicing fees and income, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, said Insurer commitments and the Purchase Commitments, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Mortgage; and all other documents or instruments delivered to the Lender in respect of the Pledged Mortgages.

               (c) All right, title and interest of the Company in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other information and data of the Company relating to the Collateral;

               (d) All rights (but not any liabilities) of the Company with respect to the Investors;

               (e) All property of the Company, in any form or capacity now or at any time hereafter in the possession or control of the Lender; and

               (f) All products and proceeds of any and all of the foregoing.

     "Collateral Documents" shall mean and include:
      --------------------

               (1) Note shipping instructions, in form and content satisfactory to Lender;

               (2) An original executed Mortgage Note, endorsed by the Company in blank, without recourse;

               (3) A certified copy of the Mortgage;

               (4) An original Assignment to Lender, in recordable form, with legal description; and

               (5) Such other documents which may be required by Lender with respect to any Advance pursuant to its procedures and documentation set forth on Exhibit B hereto.
                       ---------

     "Collateral Value" means with respect to any Mortgage Loan the lesser of
      ----------------
(i) the Mortgage Note Amount of such Mortgage Loan or (ii) ninety-eight percent (98%) of the committed purchase price set forth in the Purchase Commitment for the Mortgage Loan.

     "Commitment" has the meaning set forth in Section 2.1(a) hereof.
      ----------                               --------------

     "Company" has the meaning set forth in the preamble to this Agreement.
      -------

     "Conventional Mortgage Loan" means a Mortgage Loan other than a FHA-insured
      --------------------------
or VA-guaranteed Mortgage Loan, which meets all the requirements for sale to FNMA or FHLMC.

     "Credit Application" means that certain Warehouse Line Application
      ------------------
submitted by Company to Lender and dated __________ ___, 1997.

     "Credit Documents" this Agreement, the Note, the Guaranty, any and all
      ----------------
agreements pursuant to which the Debt of the Company has been subordinated to the Facility, and all other documents and instruments evidencing or securing the Facility, as the same may from time to time be supplemented, modified or amended.

     "Debt" means, with respect to any Person, as of any date of determination
      ----
thereof, without duplication, (i) all obligations of such Person for borrowed money, including but not limited to money borrowed from any parent, subsidiary or affiliate of such Person, whether or not evidenced by a promissory note, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all obligations of such Person as lessee under capital leases, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (vi) all Debt of others Guaranteed by such Person, and (vii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by such Person (even though such Person has not assumed or otherwise become liable for the payment of such indebtedness) to the extent that such indebtedness would not be otherwise counted as a liability for purposes of determining the Tangible Net Worth of such Person and to the extent that such indebtedness does not exceed the net book value for such property.

     "Default" means the occurrence of any event or existence of any condition
      -------
which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time and any successor statute.

     "Event of Default" means any of the conditions or events set forth in
      ----------------
Section 8.1 hereof.
-----------

     "Facility Fee" has the meaning set forth in Section 2.9 hereof.
      ------------                               -----------

     "FHA" means The Federal Housing Administration of the United States
      ---
Department of Housing and Urban Development and any successor thereto.

     "FHLMC" means The Federal Home Loan Mortgage Corporation and any successor
      -----
thereto.

     "FICA" means the Federal Insurance Contributions Act.
      ----

     "FNMA" means The Federal National Mortgage Association and any successor
      ----
thereto.

     "GAAP" means generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "GNMA" means Government National Mortgage Association or any successor
      ----
thereto.

     "Guarantee" means, with respect to any Person, any obligation, contingent
      ---------
or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person or in any manner providing for the payment of any Debt of any other Person or otherwise protecting the holder of such Debt against loss (whether by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or otherwise), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business or customary contingent repurchase or other obligations with respect to Mortgage Loans sold by the Company. The term "Guarantee" used as a verb has a correlative meaning.

     "Guarantor" means Todd A. Rodriguez or Walter Villaume, III.  "Guarantors"
      ---------
shall collectively refer to each Guarantor.

     "Guaranty" has the meaning set forth in Section 4.1.
      --------                               -----------

     "HUD" means the United States Department of Housing and Urban Development
      ---
or any successor thereto.

     "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.
      -----------------------                               ----------

     "Ineligible Mortgage Loan" shall mean any Mortgage Loan which (a) has a
      ------------------------
Mortgage Note dated more than forty-five (45) days prior to the date of the Advance made by Lender with respect thereto, unless otherwise approved in advance in writing by Lender, in its sole discretion, on a case by case basis,
(b) was pledged as Collateral for a prior Advance which has since been repaid, or (c) was collateral for another warehouse line or previously pledged to another creditor of the Company.

     "Insurer" means FHA, VA or a private mortgage insurer, as applicable.
      -------

     "Internal Revenue Code" means the Internal Revenue Code of 1986, or any
      ---------------------
subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

     "Investor" means FNMA, FHLMC or GNMA or a financially responsible
      --------
institution (which is deemed acceptable by the Lender in its sole discretion) purchasing (whether through a gestation repurchase facility or otherwise) or refinancing Mortgage Loans from the Company pursuant to a Purchase Commitment.

     "Lender" has the meaning set forth in the preamble to this Agreement.
      ------

     "Lien" means any lien, mortgage, deed of trust, pledge, security interest,
      ----
charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Margin Stock" has the meaning assigned to that term in Regulation U of the
      ------------
Board of Governors of the Federal Reserve System as in effect from time to time.

     "Mortgage" means a first or second lien mortgage, deed of trust, security
      --------
deed or similar instrument on improved real property.

     "Mortgage Loan" means any loan evidenced by a Mortgage Note, having a
      -------------
stated maturity of ten (10) to twenty (20) years and secured by a Mortgage covering improved real property containing a one-to-four family residence.

     "Mortgage Loan Documents" means the Mortgage, Mortgage Note, credit and
      -----------------------
closing packages, disclosures, and all other files, records and documents necessary to establish the eligibility of the Mortgage Loans for mortgage insurance or guarantee by an Insurer or for purchase by an Investor.

     "Mortgage Note" means a note secured by a Mortgage and evidencing a
      -------------
Mortgage Loan.

     "Mortgage Note Amount" means the outstanding unpaid principal amount of a
      --------------------
Mortgage Note at the time such Mortgage Note is pledged to the Lender.

     "Mortgaged Property" means, with respect to any Mortgage, the real
      ------------------
property, personal property (tangible and intangible) and fixtures which are encumbered by the lien and security interests of such Mortgage.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

     "Note" has the meaning set forth in Section 2.3 hereof.
      ----                               -----------

     "Notices" has the meaning set forth in Article 9 hereof.
      -------                               ---------

     "Officer's Certificate" means a certificate executed on behalf of the
      ---------------------
Company by its chief financial officer or its treasurer.

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Plans" has the meaning set forth in Section 5.12 hereof.
      -----                               ------------

     "Pledged Mortgage" means a Mortgage Loan, including the Mortgage Note and
      ----------------
Mortgage evidencing such Mortgage Loan and the related Mortgage Loan Document, which has been pledged as Collateral hereunder and not released to an Investor or the Company.

     "Purchase Commitment" means a written commitment (including a gestation
      -------------------
repurchase agreement), in form and substance satisfactory to the Lender, issued in favor of the Company by an Investor pursuant to which that Investor commits to purchase or refinance one or more Mortgage Loans by repaying the Advance(s) made in connection with such Mortgage Loan(s), together with all related documents and instruments by and between the Company and the Investor, in form and substance satisfactory to the Lender, governing the terms and conditions of any such purchases or refinancings. To the extent any such commitment does not establish a purchase price, or establishes a variable purchase price based on changes in interest rates generally prior to the purchase (or refinancing) date, the Lender will not deem such commitment to be unsatisfactory so long as the Company has a hedging program, satisfactory to Lender in its sole discretion, protecting the Company against the interest rate risk associated with holding such Mortgage Loans pending sale or refinancing.

     "Redemption Amount" has the meaning set forth in Section 3.3 hereof.
      -----------------                               -----------

     "Restricted Reserve Account" has the meaning set forth in Section 3.5.
      --------------------------                               -----------

     "Restricted Reserve Account Required Balance" shall mean, for each calendar
      -------------------------------------------
month, an amount equal to the aggregate amount of accrued interest, as of the last day of the preceding calendar month, on all Advances which, as of the last day of such preceding calendar month, had been outstanding for more than thirty
(30) days.

     "Servicing Contracts" means the rights and obligations of the Company, as
      -------------------
servicer, pursuant to the Servicing Contracts identified on Schedule 1.1
                                                            ------------
attached hereto or made part hereof, as the same may be revised from time to time, or such other servicing contracts to which Company is or may be a party, to administer, collect the payments for the reduction of principal and application of interest, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and any other obligations required by any Investor or Insurer in, of or for the Mortgage Loans pursuant to the Servicing Contracts, together with the right to receive the servicing fee and any ancillary fees arising from or connected to the Mortgage Loans.

     "Statement Date" has the meaning set forth in Section 4.1(a)(7) hereof.
      --------------                                       ---------

     "Subordinated Debt" means Debt of the Company which has been subordinated
      -----------------
as provided in Sections 4.1(b) or 6.10 hereof.
               -----------------------

     "Subsidiary" means any corporation, association or other business entity in
      ----------
which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Tangible Net Worth" means with respect to any Person at any date, the
      ------------------
excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 5.4 hereof,
                                                           -----------
less the sum of the following (without duplication): (a) the book value of all
----
investments in non-consolidated subsidiaries, and (b) any other assets of the Company and consolidated subsidiaries which would be treated as intangibles under GAAP including, without limitation, good-will, research and development costs, trademarks, trade names, copyrights, patents, rights to refunds and indemnification, and unamortized debt discount and expenses; provided further that, to the extent not already excluded, there shall be excluded from Tangible Net Worth, those assets of any Person which, if such Person were a HUD mortgagee, would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Use by Independent Public Accountants in Audits of HUD-Approved Nonsupervised Mortgagees, Loan Correspondents, and Coinsuring Mortgagee" or any successor or replacement audit guide published by HUD.

     "VA" means the Department of Veterans Affairs and any successor thereto.
      --

     "Wet Settlement" means a closing or settlement of a Mortgage Loan wherein
      --------------
the Lender is requested by the Company to make an Advance for the Company to a closing agent based upon delivery of the Collateral Documents to a third person as agent for or on behalf of the Lender, but prior to examination or receipt of the Collateral Documents by the Lender.

     1.2  Other Definitional Provisions.
          -----------------------------

     (a) Accounting terms not otherwise defined herein shall have the meanings given them under GAAP.

     (b) Defined terms may be used in the singular or the plural, as the context requires.


                                   ARTICLE 2
                                   THE CREDIT

     2.1  The Commitment.
          --------------

     (a) Subject to the terms and conditions of this Agreement and provided no Default has occurred and is continuing, the Lender agrees, from time to time during the period from the date hereof to the expiration date (unless such period is earlier determined pursuant hereto) make Advances to the Company, provided the total aggregate principal amount which is outstanding at any one time of all such Advances shall not exceed Fifteen Million Dollars ($15,000,000). The obligation of the Lender to make Advances hereunder up to such limit or the amount to which such limit may be reduced pursuant to Section
                                                                        -------
2.7(b) hereof, is hereinafter referred to as the "Commitment".  Within the
------
Commitment, the Company may borrow, repay and reborrow.

     (b) Advances shall be used by the Company solely for the purpose of funding the origination and/or purchase of Mortgage Loans and shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2,
                                                              -----------
against the pledge of such Mortgage Loans. No Advance shall be made against any Mortgage Loan which is not covered by a Purchase Commitment. Such Purchase Commitment shall include a direction by the Company to the Investor of such Mortgage Loan to pay the purchase price of such Mortgage Loan to the Lender.

     (c) Each Advance shall cover only one Mortgage Loan. No Advance shall exceed the Collateral Value of the related Mortgage Loan for which the Advance is made, unless such excess is collateralized by cash in a restricted cash and collateral account with the Lender.

     (d) The aggregate amount of all outstanding Advances funded through Wet Settlements shall not, at any time, exceed $3,000,000.

     2.2  Procedures for Advances.
          -----------------------

     (a) The Company may obtain an Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon
                                            --------------------
compliance with the procedures
set forth in this Section 2.2.  Requests for Advances shall be initiated by the
                  -----------
Company by delivering to the Lender a completed and signed request for an Advance (an "Advance Request") in the form attached hereto as Exhibit A. The
                                                              ---------
Lender shall have the right to revise or supplement the form of Advance Request (Exhibit A hereto) by giving notice thereof to the Company.
 ---------

     (b) The procedures to be followed by the Company in making an Advance Request and shall consist of those set forth in Exhibit B attached hereto. The
                                                ---------
Collateral Documents to be delivered to the Lender shall consist of those identified in the definition of Collateral Documents herein together with any additional required documents identified in Exhibit B attached hereto. The
                                            ---------
Lender shall have the right to modify said Exhibit B to conform to current legal
                                           ---------
requirements or Lender practices, and, as so modified, said Exhibit B shall be
                                                            ---------
deemed part hereof.

     (c) Before funding any Advance, the Lender shall have not less than one (1) Business Day (or such greater period as Lender may require) to examine each Advance Request and the Collateral Documents to be delivered to the Lender with respect to the Advance; provided, however, with respect to any Wet Settlement, the Borrower may deliver those Collateral Documents identified below in this subsection (c) after the funding of the Advance, but within the time period set
--------------
forth below. The Lender may reject any documents which do not meet the requirements of this Agreement or of the related Purchase commitment. With respect to any Wet Settlement, within two (2) Business Days (or such longer period as Lender may permit, in its sole discretion) after the date of the Wet Settlement, the following Collateral Documents shall be delivered to the Lender:
(i) note shipping instructions, in form and content satisfactory to Lender; (ii) an original executed Mortgage Note, endorsed by the Company in blank, without recourse; (iii) a certified copy of the Mortgage; and (iv) an original Assignment to Lender, in recordable form, with legal description.

     (d) To make an Advance, the Lender shall wire funds to the closing agent (for Wet Settlements) or authorize payment of the Company's draft upon compliance by the Company with the terms of this Agreement.

     (e) All Advances under this Agreement shall constitute a single indebtedness and all of the Collateral shall be security for the Note and for the performance of all obligations of the Company to the Lender.

     2.3  Note.  The Company's obligation to pay the principal of, and interest
          ----
on, all Advances made by the Lender is evidenced by the secured promissory note (the "Note") of the Company dated as of the date hereof. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are incorporated herein.

     2.4  Interest & Transaction Fees.
          ---------------------------

     (a) The unpaid amount of each Advance shall bear interest at the applicable rate of interest set forth in the Note.

     (b) The Company shall pay the Lender a transaction fee equal to twenty-five dollars ($25) for each Advance processed under the terms of this Agreement.

     (c) All accrued interest and transaction fees for each Advance shall be due and payable on the earlier of (i) demand or (ii) except as otherwise provided for in this subsection (c), at the time the outstanding principal amount of the
            --------------
Advance is payable under Section 2.5 below.  In the case of clause (ii),
                         -----------
interest and accrued transaction fees will be deducted from the proceeds remitted from the applicable Investor to the Lender with respect to the related Mortgage Loan. In the event the total sum of the Advance plus such fees and interest exceeds the remittance amount received from the applicable Investor, the Company shall immediately pay to Lender any shortfall without notice or demand; Lender may also withdraw the amount of such shortfall from the Restricted Reserve Account and apply the same to repay the Advance and pay the fees and interest.

     2.5  Principal Payments.
          ------------------

     (a) The outstanding principal amount of each Advance shall be payable in full upon the earliest to occur of (i) demand, (ii) the occurrence of any event described in Section 2.5(b) hereof with respect to such Advance or (iii)
             --------------
expiration or termination of the Commitment.

     (b) The Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to charge its account(s) for, the amount of any outstanding Advance against a specific Mortgage Loan, upon the occurrence of any of the following events:

          (1) Sixty (60) days elapse from the date the Mortgage Loan (with respect to which the Advance was made) was delivered to an Investor for examination and purchase, without the purchase being made unless an extension is granted by the Lender in its sole discretion;

          (2) Ninety (90) days (or such longer period as Lender may permit, in its sole discretion) elapse from the date the Advance was made;

          (3) The Investor rejects for purchase the Mortgage Loan with respect to which the Advance was made;

          (4) Ten (10) Business Days elapse from the date a Collateral Document was delivered to the Company for correction or completion, without being returned to the Lender;

          (5) One of the Collateral Documents for such Advance requires correction or completion and the aggregate outstanding balance of all Advances for which a related Collateral Document has been delivered to the Company for correction or completion, without being returned to the Lender, then exceeds, or would exceed, with the delivery of such Collateral Document for correction or completion, $500,000;

          (6) With respect to any Advance which was funded through a Wet Settlement, the Company fails to deliver to the Lender the Collateral Documents identified in Section 2.4(c) above (relating to the Mortgage Loan
                             --------------
     against which the Advance was made) within two (2) Business Days (or such longer period as Lender may permit, in its sole discretion), or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment;

          (7) A default occurs under the Mortgage Loan with respect to which such Advance was made and remains uncured for a period of thirty (30) days;

          (8) Lender determines, in its sole judgment, that the related Mortgage Loan against which the Advance is made is an Ineligible Mortgage Loan; and

          (9) Upon sale of the Mortgage Loan with respect to which such Advance was made.

Upon making such payment to the Lender, the Company shall be deemed to have redeemed such Mortgage Loan from pledge, and the Collateral Documents relating thereto shall be released by the Lender to the Company or to the Investor.

     2.6  Expiration and/or Termination of Commitment.
          -------------------------------------------

     (a) Unless terminated earlier as permitted hereunder, the Commitment shall expire of its own terms, and without the necessity of action by the Lender, on the date which is 364 days from the date of this Agreement.

     (b) The Lender shall have the right, without cause, at any time to terminate the Commitment on not less than sixty (60) days' notice to the Company.

     (c) The Lender shall have the right to terminate the Commitment upon any adverse material change in the Company's financial condition, as determined by the Lender in its sole discretion. Without limiting the generality of the foregoing, the occurrence of any one or more of the events listed in Section 6.6
                                                                     -----------
hereto shall be deemed an adverse material change in the Company's financial condition.

     (d) The Lender shall have the right from time to time and in its sole discretion, to extend the term of the Commitment. The length of any such extension shall also be determined in the Lender's sole discretion. Such extension may be made subject to the renegotiation of the terms hereunder and to any other such conditions as the Lender may deem necessary. Under no circumstances shall such an extension by the Lender be interpreted or construed as the Lender's forfeiture of any of its rights, entitlements or interest created hereunder. The Company acknowledges and understands that the Lender is under no obligation whatsoever to extend the term of the Commitment beyond its expiration date as originally stated in Section 2.6(a) above.
                                        --------------

     2.7  Method of Making Payments; Reductions in Commitment.
          ---------------------------------------------------

     (a) Except as otherwise specifically provided herein, all payments hereunder shall be received by the Lender on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the office of the Lender, at 135 South LaSalle Street, Chicago, Illinois, 60603, or at such other place as the Lender from time to time shall designate. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, the interest thereon shall be payable at the applicable rate during such extension. Funds received by the Lender after 12:00 noon (Chicago, Illinois time) on a Business Day shall be deemed to have been paid by the Company on the next succeeding Business Day.

     (b) The Company shall have the right, at any time and from time to time, effective as of the first day of any calendar month, to terminate in whole or permanently reduce in part, without premium or penalty, the amount of the Commitment in excess of the then outstanding principal amount of all Advances hereunder. The Company shall give written notice to the Lender designating the date of such termination or reduction not less than five (5) Business Days' prior to the date such termination or reduction is to take effect, and the amount of any partial reduction of the Commitment shall be in an aggregate minimum amount of One Million Dollars ($1,000,000) or integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount.

     2.8  Late Payment Fees.  In the event the Company fails to make any payment
          -----------------
(whether of principal, interest or any other sum) on the date such payment is due and payable hereunder or under the Note, and such failure continues for more than five (5) days, the Company shall pay to the Lender, upon demand therefor, a late payment fee equal to five percent (5%) of the amount of such payment.

     2.9  Facility Fee.  As a condition to obtaining the Commitment, the Company
          ------------
agrees to pay to the Lender quarterly, in advance, commencing April 1, 1997 and on the first day of each subsequent calendar quarter, a Facility Fee equal to one-eighth percent (0.125%) per annum of the total Commitment; provided, however, no Facility Fee shall be payable with respect to the period from the date of the first Advance under this Facility through and until the date which is thirty (30) days from the date of the first Advance under this Facility.
With respect to any calendar quarter during which the Commitment is only outstanding for a portion thereof or during which the Facility Fee is only payable for a portion thereof, the Facility Fee shall be prorated based upon the number of days the Commitment will be outstanding or the number of days for which the Facility Fee is payable, as applicable, to the number of days in the calendar quarter. The Facility Fee shall be deemed earned when paid.

     2.10 Net Payments; Reduced Return.
          ----------------------------

     (a) All payments with respect to any Advance shall be made in such amounts as may be necessary in order that all such payments after withholding for or on account of any present or future taxes, levies, imports, duties or other similar charges of whatsoever nature imposed by any government or any political subdivision or taxing authority hereof, other than any taxes on or measured by the net income of the Lender pursuant to the state, federal and local tax laws of the jurisdiction where the Lender's principal office or offices or lending office or offices are located, compensate Lender for any additional cost or reduced amount receivable of making or maintaining advances as a result of such taxes, imports, duties or other charges.

     (b) If, after the date hereof, the Lender shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate or return on the Lender's capital as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, within thirty (30) days after demand by the Lender the Company shall pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction. In determining such amount, the Lender may use any reasonable averaging and attribution methods.


                                   ARTICLE 3
                                   COLLATERAL

     3.1  Assignments and Grant of Security Interest.  As security for the
          ------------------------------------------
payment of the Note and for the performance of all of the Company's obligations hereunder, the Company hereby grants to the Lender a security interest in all rights and interest of the Company in and to all Collateral whether presently existing or hereafter arising. Upon the request of the Lender, the Company shall execute any further document or instrument requested by the Lender to further evidence or effectuate the assignments set forth in this Section.

     3.2  Delivery of Additional Collateral or Mandatory Prepayment.  In the
          ---------------------------------------------------------
event that the Lender shall determine, in its sole discretion, at any time that the Collateral Value of the Pledged Mortgages (such value being determined at such time as if then being pledged under Section 3.1 hereof) is less than the
                                         -----------
aggregate amount of the Advances then outstanding hereunder, the Company shall immediately (a) deliver to the Lender for pledge hereunder additional Mortgage Loans satisfactory to the Lender and/or cash, in aggregate amounts sufficient to cover the difference between the Collateral Value of the then existing Pledged Mortgages and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate outstanding balance thereof to or below the Collateral Value of the Pledged Mortgages.

     3.3  Right of Redemption from Pledge.  Provided no Default has occurred and
          -------------------------------
is continuing, the Company may redeem a Mortgage Loan from pledge, by either (i) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, an amount (the "Redemption Amount") equal to the Collateral Value of the Mortgage Loan to be released, but in no event less than the amount of the Advance made with respect to such Mortgage Loan, or (ii) delivering to the Lender for pledge hereunder additional Mortgage Loans satisfactory to the Lender and/or cash, in aggregate amounts sufficient to cover the amount by which the aggregate amount of Advances then outstanding hereunder exceeds Collateral Value of the Pledged Mortgages (excluding the Mortgage Loan(s) to be released).

     3.4  Collection and Servicing Rights.  So long as no Event of Default shall
          -------------------------------
have occurred, the Company shall be entitled to service, receive and collect directly all sums payable to the Company in respect of the Collateral, except amounts payable to the Company for the purchase by any Investor under a Purchase Commitment of any Mortgage Loans which are funded in whole or in part with the proceeds of any Advance, which amounts shall be paid directly to the Lender.
The Company shall direct each Investor to pay the amounts payable for the purchase of such Mortgage Loans directly to the Lender. Following the occurrence of any Event of Default, the Lender shall thereafter be entitled to service, receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender in its discretion may, in its own name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Company shall, if the Lender so requests, forthwith pay to the Lender at its principal office or such other place as the Lender may designate all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

     3.5  Restricted Reserve Account.  (a)  On or prior to the date hereof, the
          --------------------------
Company shall establish with the Lender an account ("Restricted Reserve Account"). The Company hereby assigns and grants to the Lender a security interest in, and pledge of, the Restricted Reserve Account and any funds held therein from time to time. The Company agrees to execute and deliver (or cause to be executed and delivered) all documents requested by the Lender to confirm and perfect such security interest and pledge upon the Lender's reasonable request from time to time.

     (b) On the fifth (5th) day of each calendar month following the date hereof, the Company shall deposit into the Restricted Reserve Account that amount of funds necessary to establish and maintain a balance therein which is not less than the Restricted Reserve Account Required Balance (for such month). Provided there is no then existing Default, upon written request by the Company, the Lender shall promptly pay over to the Company, upon its written request, that amount of funds, if any, held in the Restricted Reserve Account which exceeds the Restricted Reserve Account Required Balance for such calendar month.

     (c) Without limiting the remedies of the Lender under this Agreement, if an Event of Default shall exist hereunder, the Lender may (but shall not be obligated to) apply any cash Collateral held in the Restricted Reserve Account to any of the obligations and indebtedness of the Company hereunder and under the other Credit Documents in such order as the Lender may elect.

     3.6  Return of Collateral at End of Commitment.  If (i) the Commitment
          -----------------------------------------
shall have expired or been terminated, and (ii) no Advances, interest or other amounts evidenced by the

Note or due under this Agreement shall be outstanding and unpaid, the Lender shall deliver or release all Collateral, including, without limitation, and funds held in the Restricted Reserve Account, in its possession to the Company. The receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall hereafter be discharged from any liability or responsibility therefor.


                                   ARTICLE 4
                              CONDITIONS PRECEDENT

     Section 4.1  Initial Advance.  The obligation of the Lender to make the
                  ---------------
initial Advance hereunder is subject to the satisfaction, as determined by the Lender in its sole discretion, of the following conditions precedent:

     (a) The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

          (1) The Note duly executed by the Company;

          (2) A guaranty from each of the Guarantors (collectively, the "Guaranty");

          (3) Certified copies of the Company's articles of incorporation and bylaws and a certificate of good standing dated no less recently than one
     (1) month prior to the date hereof;

          (4) A written opinion of counsel to the Company and each of the Guarantors, in form and content satisfactory to the Lender in its sole discretion, dated as of the date hereof;

          (5) An original resolution of the board of directors of the Company, certified as of the date hereof by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the Note, and all other instruments or documents to be delivered by the Company pursuant to this Agreement;

          (6) A certificate of the Company's corporate secretary as to the incumbency and authenticity of the signatures of the officers of the Company executing this Agreement and the Note and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender);

          (7) Original independently audited financial statements of the Company (and its Subsidiaries, on a consolidated basis) for the most recent fiscal year end (the "Statement Date"), containing a balance sheet and related statements of income and retained earnings and changes in financial position for the period ended on the Statement Date, all prepared in accordance with GAAP, applied on a basis consistent with prior periods, and otherwise acceptable to the Lender;

          (8) Financial statements of each of the Guarantors, signed by them, dated no less recently than three (3) months prior to the date of the initial Advance;

          (9) Copies of the certificates, documents or other written instruments which evidence the Company's eligibility described in Section 5.13 hereof,
                                                           ------------
     all in form and substance satisfactory to the Lender;

          (10) Copies Purchase Commitments with Investors which have sufficient availability, in Lender's sole discretion, together with and certificates, documents or other written instruments related thereto;

          (11) Copies of the Company's errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by the Company with the related provisions of Section 6.8 hereof;
        -----------

          (12) Copies of the Company's licenses, permits and approvals to operate each place of business; and

          (13) An interlender agreement executed by each of the Company's creditors providing warehouse lines of credit to the Company; provided, however, if Borrower is unable to deliver the interlender agreement on or prior to the date of this Agreement, Borrower shall deliver the same within two (2) weeks of the date of this Agreement and if Lender makes any Advance hereunder prior to receipt of an interlender agreement, such action shall not be deemed a waiver of the requirement that Borrower furnish the interlender agreement.

     (b) The Lender shall have received evidence satisfactory to it as to the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of the State of Illinois or other applicable law.

     (c) The Company shall furnish to Lender an executed subordination agreement, in form and substance satisfactory to Lender in its sole discretion, from each Guarantor and each Subsidiary and each Affiliate of the Company which, as of the date of this Agreement, is a creditor of the Company. Each such subordination agreement shall, among other thing, subordinate Company's obligations to such Person to the repayment in full of the Facility and the security interests granted hereunder and under the other Credit Documents.

     (d) The Company shall have established the Restricted Reserve Account.

     4.2  Each Advance.  The obligation of the Lender to make the initial and
          ------------
each subsequent Advance is subject to the satisfaction, as determined by the Lender in its sole discretion, of the following additional conditions precedent:

     (a) The Company shall have delivered to the Lender the Advance Request, and Collateral Documents called for under, and shall have satisfied the procedures set forth in,

Section 2.2 hereof and the applicable Exhibits hereto described in that Section.
-----------
All items delivered to the Lender must be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

     (b) Not later than 12:00 p.m. on the day of an Advance, the Lender shall have received:

          (1) An original Advance Request, signed by an authorized officer of the Company;

          (2) An inventory control sheet, signed by an authorized officer of the Company, identifying each mortgagor, the amount of the Mortgage Loan for each Advance, and the total amount of all Advances requested for the day;

          (3) a copy of irrevocable instructions to the Investor stating that payment for the Mortgage Loan will be remitted to the Lender, such instructions to be in the form of Exhibit C; and
                                                      ---------

          (4) For each Mortgage Loan which exceeds $500,000, a copy of pre-underwriting approval from an Investor or evidence of mortgage insurance.

     (c) The representations and warranties of the Company contained in Article
                                                                        -------
5 hereof shall be true and correct in all material respects as if made on and as
-
of the date of each Advance.

     (d) The Company and each of the Guarantors shall have performed all agreements to be performed by them hereunder and under the Guaranty, respectively, and after giving effect to the requested Advance, there shall exist no Default hereunder.

     (e) The Company shall not have (i) incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the dates of the Company's most recent financial statements theretofore delivered to the Lender or (ii) experienced any other material adverse change in its business or operations.

     (f) If requested by the Lender in its sole discretion, the Lender shall have received from counsel to the Company an updated opinion, in form and substance satisfactory to the Lender in its sole discretion, covering such of the matters set forth in Section 4.1(a)(4) hereto as the Lender may request.
                         -----------------

     Acceptance of the proceeds of the requested Advance by the Company shall be deemed a representation by the Company that all conditions set forth in this

Section 4.2 shall have been satisfied as of the date of such Advance.
-----------

                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Lender to enter into this Agreement and make each Advance, the Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request, that:

          5.1  Organization; Good Standing; Subsidiaries.  The Company and each
               -----------------------------------------
Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company or any such Subsidiary. The Company has no Subsidiaries except as set forth on Schedule 5.1 hereto. Schedule 5.1 sets forth the name of each such
         ------------          ------------
Subsidiary, place of incorporation, each state in which qualified as a foreign corporation and the percentage ownership of the capital stock of each such Subsidiary by the Company.

          5.2  Authorization and Enforceability.  The Company has the power and
               --------------------------------
authority to execute, deliver and perform this Agreement, the Note and all other documents contemplated hereby or thereby. The Guarantors each have the power and capacity to execute, deliver and perform the Guaranty. The execution, delivery and performance by the Company of this Agreement, the Note and all other documents contemplated hereby or thereby and the making of the borrowing hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not (i) conflict with or violate any provision of law or of the articles of incorporation or by-laws of the Company, (ii) conflict with or result in a breach of or constitute a default or require any consent under, or result in or require the acceleration of any indebtedness of the Company pursuant to, any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected, or (iii) result in the creation of any Lien upon any property or assets of the Company. This Agreement, the Note and all other documents contemplated hereby or thereby and the Guaranty constitute legal, valid, and binding obligations of the Company or of the Guarantors, respectively, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

          5.3  Approvals.  The execution and delivery of this Agreement, the
               ---------
Note and all other documents contemplated hereby or thereby and the performance of the Company's obligations hereunder and thereunder do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority.

          5.4  Financial Condition.  The balance sheet of the Company (and, if
               -------------------
applicable, its Subsidiaries, on a consolidated basis) as of the Statement Date, and the related statements of income and changes in shareholders' equity for the fiscal year ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company (and its Subsidiaries) as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company (and its Subsidiaries), nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

          5.5  Litigation.  There are no actions, claims, suits or proceedings
               ----------
pending, or to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets, licenses, qualifications or financial condition of the Company (and its Subsidiaries) as a whole.

          5.6  Compliance with Laws.  Neither the Company nor any Subsidiary of
               --------------------
the Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company (and its Subsidiaries) as a whole.

          5.7  Regulation U.  The Company is not engaged principally, or as one
               ------------
of its major activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          5.8  Investment Company Act.  The Company is not an "investment
               ----------------------
company," or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          5.9  Payment of Taxes.  The Company has filed or caused to be filed
               ----------------
all federal, state and local income, excise, property and other tax returns with respect to the operations of the Company and its Subsidiaries which are required to be filed, all such returns are true and correct, and the Company has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due.

          5.10  Agreements.  Neither the Company nor any Subsidiary of the
                ----------
Company is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof.  Neither the
                                         -----------
Company nor any Subsidiary of the Company is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any indebtedness of the Company or of any of its Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the Company or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Company, threatened.

          5.11  Title to Properties. The Company and each Subsidiary of the
                -------------------
Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4
                                                               -----------
hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

          5.12  ERISA.  All plans ("Plans") of a type described in Section 3(3)
                -----
of ERISA in respect of which the Company or any Subsidiary of the Company is an "Employer", as defined in Section 3(8) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

          5.13  Eligibility.  The Company has all state and local permits,
                -----------
licenses, approvals, registrations and qualifications which it is required to have in order to make, purchase, sell or service the Mortgage Loans. The Company is qualified and in good standing as a lender or seller/servicer, and meets all requirements applicable to its status as a:

     (a) HUD approved lender, eligible to originate, purchase, hold and sell FHA-insured Mortgage Loans (and to participate in HUD's Direct Endorsement Mortgage Insurance Program).

     (b) Lender in good standing under the VA loan guarantee program eligible to originate (on an "prior approval" basis), purchase, hold and sell VA-guaranteed Mortgage Loans.

     If at any time after the date hereof the Company becomes a GNMA approved issuer of Mortgage Loans guaranteed by GNMA, the Company shall thereafter remain qualified, in good standing, and meet all requirements applicable to its status as a GNMA approved issuer of Mortgage Loans guaranteed by GNMA.

     If at any time after the date hereof the Company becomes a FNMA or FHLMC approved seller of Mortgage Loans, eligible to originate, purchase, hold and sell Mortgage Loans to be sold to FNMA or FHLMC, respectively, the Company shall thereafter remain qualified, in good standing, and meet all requirements applicable to its status as a FNMA or FHLMC approved seller of Mortgage Loans, eligible to originate, purchase, hold and sell Mortgage Loans to be sold to FNMA or FHLMC, as the case may be.

     If at any time after the date hereof the Company becomes a GNMA, FNMA or FHLMC approved servicer of Mortgage Loans, the Company shall thereafter remain qualified, in good standing, and meet all requirements applicable to its status as a GNMA, FNMA or FHLMC approved servicer of Mortgage Loans, as the case may be.

     5.14 Principal Place of Business; Other Identity; Absence of Bankruptcies.
          --------------------------------------------------------------------
The principal office and place of business of the Company for purposes of
Section 9-103 of the Uniform Commercial Code is located at the address set forth at the front of this Agreement. The Company shall provide the Lender written notice at least thirty (30) days in advance of any change in the Company's principal office or place of business. Except for "Preferred Mortgage Corporation", "T.A.R. Preferred Mortgage Corporation" and "Direct Capital", the Company has no trade name. During the preceding five years, the Company has not been known by or done business under any other name, corporate or fictitious, and has not filed or had filed against it any bankruptcy receivership or similar petitions nor has it made any assignments for the benefit of creditors.

     5.15 Accuracy of Information.  All written information supplied by the
          -----------------------
Company to the Lender relating to the Company and its Subsidiaries, including, without limitation, all information set forth in the Credit Application, is true, accurate and complete. was true, complete and accurate in all material respects when made, and there has been no material adverse change in the condition, financial or otherwise, of the Company and its Subsidiaries from the time such information was provided to the Lender.

     5.16 Perfected Liens.  This Agreement, together with possession of the
          ---------------
Mortgage Notes and a duly filed financing statement, creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or shall be taken at the time of the initial Advance hereunder.

     5.17 No Adverse Liens.  The Company owns the Collateral free and clear of
          ----------------
any lien, security interest, charge or encumbrance except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender relating to this Agreement.

     5.18 No Approvals.  No authorization, approval or other action by, and no
          ------------
notice to or filing with, any governmental authority or regulatory body is required (and has not been obtained, delivered or filed, as applicable) either
(i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Company or (ii) for the perfection of or the exercise by Lender of its rights and remedies hereunder, other than the filing of a financing statement which has been duly executed by the Company and delivered to Lender for filing.

     5.19 Terminated Credit Facilities.  The Company's former credit facilities
          ----------------------------
with Southern Pacific Thrift and Loan Association, Associates Commercial Corporation (d/b/a First Collateral Services) and Pacific Southwest Bank (collectively, the "Prior Creditors") have terminated and the Company has fully paid and performed all obligations under such terminated facilities. The Company has no existing borrowing arrangement with any of the Prior Creditors and the Company shall, within 30 days of the date of this Agreement, cause to be terminated of record the financing statements filed by each of the Prior Creditors.

     5.20 Special Representations and Warranties Concerning Collateral.  The
          ------------------------------------------------------------
Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request, that:

     (a) Each Mortgage Loan is covered by a Purchase Commitment, does not exceed the availability under such Purchase Commitment (taking into consideration Mortgage Loans which have been purchased by the respective Investor under the Purchase Commitment and Mortgage Loans which the Company has identified to the Lender as being covered by such Purchase Commitment) and conforms to the requirements and the specifications set forth in such Purchase Commitment and the related regulations, rules, requirements and/or handbooks of the applicable Investor and is eligible for sale to and insurance or guaranty by, respectively, the applicable Investor and the applicable insurer.

     (b) The Mortgage Loan Documents have been duly executed and delivered by the mortgagor and create valid and legally binding obligations of the mortgagor, enforceable in accordance with their terms, except as may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and there are no rights of rescission, set-offs, counterclaims or other defenses with respect thereto. The full original principal amount of each Mortgage Loan (net of any discounts) has been fully advanced or disbursed to the mortgagor named therein. There is no requirement for future advances and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. To Company's knowledge and except as disclosed to Lender, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note, and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Company has not waived any default, breach, violation or event of acceleration. The terms of the Mortgage Loan have in no way been waived, impaired, changed or modified. To Company's knowledge and except as disclosed to Lender, all tax identifications and property descriptions are legally sufficient; tax segregation, where required, has been completed. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. The Pledged Mortgage has been duly recorded and complies with all applicable state or local recording, registration and filing laws and regulations.

     (c) The Company has in its possession all Mortgage Loan Documents other than those documents and instruments which are in the possession of the Lender or in the possession of an Investor to whom delivery was made pursuant to a bailee letter substantially in the form attached hereto as Exhibit D.
                                                           ---------

     (d) Each of the Mortgage Loans has been originated, made and serviced in material compliance with all industry standards, applicable Investor and Insurer requirements and all applicable federal, state and local statutes, regulations and rules, including, without limitation, the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder, the Federal Fair Credit Reporting Act, the Federal Equal Credit Opportunity Act, the Federal Real Estate Settlement Procedures Act of 1974, as amended, and Regulation X thereunder, and all applicable usury, licensing, real property, consumer protection and other laws.

     (e) Each Conventional Mortgage Loan is insured as to payment defaults by a policy of primary mortgage guaranty insurance in the amount required where applicable, and by an insurer approved, by the applicable Investor and all provisions of such primary mortgage guaranty insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Each Mortgage Loan which is represented by the Company to have, or to be eligible for, FHA insurance is insured, or eligible to be insured, pursuant to the National Housing Act. Each Mortgage Loan which is represented by the Company to be guaranteed, or to be eligible for guaranty, by the VA is guaranteed, or eligible to be guaranteed, under the provisions of Chapter 37 of Title 38 of the United States Code. As to each FHA insurance certificate or each VA guaranty certificate, the Company has complied with applicable provisions of the insurance for guaranty contract and federal statutes and regulations, all premiums or other charges due in connection with such insurance or guarantee have been paid, there has been no act or omission which would or may invalidate any such insurance or guaranty, and the insurance or guaranty is, or when issued, will be, in full force and effect with respect to each Mortgage Loan. There are no defenses, counterclaims, or rights of setoff affecting the Mortgage Loans or affecting the validity or enforceability of any private mortgage insurance or FHA insurance applicable to the Mortgage Loans or any VA guaranty with respect to the Mortgage Loans.

     (f) (1) With respect to each Mortgage Loan which is secured by a first lien on the Mortgaged Property: Each of the Mortgage Loans presently is covered by a policy of hazard insurance (and flood insurance and insurance against other insurable risks and hazards as required by the applicable Investor and the agreements applicable to such Mortgage Loans), in amounts not less than outstanding principal balance of the Mortgage Loans or such maximum lesser amount as permitted by applicable law, all in a form usual and customary in the industry and which is in full force and effect, and all amounts required to have been paid under any such policy have been paid prior; and all taxes, assessments, ground rents or other applicable charges or fees due and payable as to each Mortgage Loan have been paid. Each Loan is covered by a valid and assignable, full fee, life of loan tax service contract, in full force and effect.

          (2) With respect to each Mortgage Loan which is secured by a second lien on the Mortgaged Property: Pursuant to the terms of the Mortgage, the Mortgaged Property is subject to fire and casualty insurance with a standard mortgagee clause and extended coverage which provides guaranteed replacement value of the improvements securing such Mortgage Loan, or coverage in the amount of the full replacement value of the improvements securing such Mortgage Loan or the amount of the unpaid principal balance of the Mortgage Loan (plus the unpaid principal balance of the first mortgage), whichever is less. The fire and casualty insurance is standard in the industry for property similar (in terms of the property type, value and location) to the Mortgaged Property. If the Mortgaged Property is in an area identified in the Federal Registered by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy is in effect with respect to the Mortgaged Property meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the unpaid principal balance of the Mortgage Loan (plus the unpaid principal balance of the first mortgage), (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973. To the best of the Company's knowledge, all such insurance policies (collectively, the "hazard insurance policy") meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements for the FNMA Sellers' Guide and the FNMA Services' Guide, and a standard policy of insurance for the locale where the Mortgaged Property is located. Such insurance is with insurers approved by the applicable Investor and that no earthquake or other additional insurance is to be required of any mortgagor thereunder or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. The hazard insurance policy names (and will name) the mortgagor as the insured and contains a standard mortgage loss payable clause in favor of the Company, and its successors and assigns. The Company has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Company in any hazard insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

     (g) (1) With respect to each Mortgage Loan which is secured by a first lien on the Mortgaged Property: A valid and enforceable title policy currently in full force and effect has been issued for each such Mortgage Loan in an amount not less than the original principal amount of such Mortgage Loan, which title policy insures that the Mortgage relating thereto is a valid first lien on the property therein described and that the mortgaged property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, and otherwise in compliance with the requirements of the applicable Investor. All taxes, assessments, ground rents or other applicable charges or fees due and payable as to each Mortgage Loan have been paid.

          (2) With respect to each Mortgage Loan which is secured by a second lien on the Mortgaged Property: Each Mortgage Loan is covered by a limited liability lender's title insurance policy or other generally acceptable form of policy of insurance (i) issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the priority of its lien of the Mortgage in the original principal amount of the Mortgage Loan and that the mortgaged property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage (other than a first lien mortgage if the Mortgage Loan is a second mortgage) and (ii) in compliance with the requirements of the applicable Investor. The Company and its successors and assigns are the sole insureds of such lender's title insurance policy. Such lender's title insurance policy is in full force and effect, no claims have been made under such lender's title insurance policy and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy. All taxes, assessments, ground rents or other applicable charges or fees due and payable as to each Mortgage Loan have been paid.

     (h) All escrow/custodial accounts have been established in accordance with the requirements of FHA, VA and the applicable Investor and Insurer and all other applicable laws and by the terms of the related Mortgages.

     (i) There are no accrued liabilities of the Company with respect to the Mortgage Loans.

     (j) The Company, all prior servicers and, if different, the originating mortgagee, have performed all obligations required of them to be performed under or pursuant to each of the Servicing Contracts and related requirements of the applicable Investor and Insurer and each other document or agreement relating to the Mortgage Loans by which the Company is bound, and no event has occurred and is continuing which, under the provisions of any such Servicing Contracts and related requirements of the applicable Investor or other document or agreement, but for the passage of time or the giving of notice, or both, would constitute an event of default thereunder.

     (k) The books, records, accounts and reports of the Company with respect to the Mortgage Loans and Servicing Contracts have been prepared and maintained in accordance with all applicable Investor and Insurer requirements.

     (l) Each Mortgage Loan has been correctly described in the Advance Request submitted to the Lender in respect of such Mortgage Loan. No Mortgage Loan for which an Advance has been made hereunder is an Ineligible Mortgage Loan.

     (m) Each Assignment (i) has been duly authorized by all necessary corporate action by the Company, duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable in accordance with its terms, and (ii) complies with all applicable laws including all applicable recording, filing and registration laws and regulations and is adequate and legally sufficient for the purpose intended to be accomplished thereby, including, without limitation, the assignment of all of the rights, powers and benefits of the Company as mortgagee.

     (n) Upon the recordation of each Assignment, if Lender elects to do so, and assuming the possession of the related Mortgage Note by the Lender, the Lender will have a valid and perfected first or second priority security interest in such Pledged Mortgage and all proceeds, products and profits derived therefrom, including, without limitation, all moneys, goods, insurance proceeds and other tangible or intangible property received upon liquidation thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity.


                                   ARTICLE 6
                             AFFIRMATIVE COVENANTS

     The Company agrees that so long as the Commitment is outstanding or there remain any obligations of the Company to be paid or performed under this Agreement or under the Note, the Company shall:

     6.1  Payment of Note.   Punctually pay or cause to be paid the principal
          ---------------
and interest on and all other amounts due and payable hereunder and under the
Note in accordance with the terms hereof and thereof.

     6.2  Financial Statements and Other Reports.  Deliver to the Lender:
          --------------------------------------

     (a) Upon request by the Lender, statements of income and changes in shareholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the immediately preceding month, and related balance sheet as of the end of the immediately preceding month, all in reasonable detail and certified by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

     (b) As soon as available and in any event within sixty (60) days after the close of each of the first three fiscal quarters of the Company in each fiscal year: statements of income and changes in shareholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as at the end of such fiscal quarter, all in reasonable detail and certified by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

     (c) As soon as available and in any event within ninety (90) days after the close of each fiscal year: audited financial statements of the Company, including, a statement of income and changes in shareholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion of an independent accounting firm reasonably satisfactory to the Lender and a certificate signed by the chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as of the end of, and for, such year.

     (d) Together with each delivery of financial statements pursuant to

Sections 6.2(b) and 6.2(c) hereof, an Officer's Certificate stating that the
---------------------------------
signatory or signatories thereto
have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signatory or signatories thereto do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default, or if any Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

     (e) As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Company, current financial statements of each of the Guarantors, signed by each of them, and dated not more than ninety (90) days prior to the date of required delivery to the Lender hereunder.

     (f) Such other reports in respect of the Mortgage Loans, in such detail and at such times as the Lender in its discretion may request at any time or from time to time.

     (g) Copies of all regular or periodic financial and other reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto.

     (h) Copies of all audits, examinations and reports concerning the operations of the Company from any Investor, Insurer or licensing authority.

     (i) Any and all changes to the information set forth in the Credit Application to assure that the same continues to be true, accurate and complete.

     (j) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Lender may reasonably request.

     All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as of, and for the period ended on, the Statement Date (except to the extent otherwise required to conform to good accounting practice).

     6.3  Maintenance of Existence; Conduct of Business.  Preserve and maintain
          ---------------------------------------------
its corporate existence in good standing and all of its rights, privileges, licenses, qualifications and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as an approved lender and issuer as described under Section 5.13 hereof; conduct its
                                              ------------
business in an orderly and efficient manner; continuously maintain a net worth of acceptable assets as required by its Investors for maintaining the Company's status as a FHA approved lender; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

     6.4  Compliance with Applicable Laws.  Comply with the requirements of all
          -------------------------------
applicable laws, rules, regulations and orders of any governmental authority and prudent industry standards, a breach of which could materially adversely affect its business, operations, assets, or financial condition or which could materially adversely impair the ability of Company to perform its obligation hereunder, except where contested in good faith and by appropriate proceedings.

     6.5  Inspection of Properties and Books.  Permit authorized representatives
          ----------------------------------
of the Lender to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with their officers and employees and to examine their books of account and make copies or extracts thereof, all at such reasonable times as the Lender may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly and fully any and all questions that the officers of the Lender or any authorized representatives of the Lender may address to them in reference to the financial condition or affairs of the Company and its Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Lender and the Company accountants held in accordance with this authorization.

     6.6  Notice.  Give prompt written notice, in reasonable detail, to the
          ------
Lender of (a) any material action, suit or proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign), or any such material action, suit or proceeding threatened against the Company or any of its Subsidiaries, (b) the filing, recording or assessment of any federal, state or local tax lien against it, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the actual or threatened suspension, revocation or termination of the Company's eligibility, in any respect, as an approved lender and issuer as described under
Section 5.13 hereof, (e) the suspension, revocation or termination of any
------------
existing credit or investor relationship made to the Company to facilitate the sale and/or origination of residential mortgages, (f) the transfer or loss of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer or loss, if known to the Company, (g) any demand by any Investor or Insurer for either the repurchase of a mortgage loan or indemnification, and (h) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Company is a party or to which the Company, its properties or assets may be subject.

     6.7  Payment of Debt, Taxes, etc.  Pay and perform all obligations of the
          ---------------------------
Company, and cause to be paid and performed all obligations of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued.

     6.8  Insurance.  Will maintain (a) errors and omissions insurance or
          ---------
mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FNMA, GNMA or FHLMC requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses and otherwise acceptable to the Lender; and (c) within thirty (30) days after notice from the Lender, such additional insurance as the Lender shall reasonably require, all at the sole expense of the Company. Copies of all such policies shall be furnished to the Lender, without charge, upon request of the Lender.

     6.9  Insured Closings.  Except when prohibited by applicable law, if
          ----------------
required by Lender, will obtain and maintain in effect at all times an insured closing letter from each title insurance company from which mortgagee title insurance is procured, indemnifying and holding the Company harmless from and against the failure of the agents and approved title attorneys of such title insurance companies to comply with the written closing instructions of the Company as to the Mortgage Loans pledged hereunder and will provide the Lender with evidence of the same from time to time upon request; provided, however, an insured closing letter shall not be required in connection with any advance on a Mortgage Loan secured by a second lien on the Mortgaged Property. The Company agrees to indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of such title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Company or of the Lender relating to such Mortgage Loan. The Lender shall have the right to pre-approve the closing instructions of the Company to the title insurance company, agent or attorney in any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Company pursuant hereto.

     6.10 Subordination of Certain Indebtedness.  Will cause any indebtedness of
          -------------------------------------
the Company, incurred after the date of this Agreement, to any Guarantor or to any Subsidiary or Affiliate of the Company to be subordinated to all obligations of the Company under this Agreement and the Note, by the execution of a subordination agreement, in form and substance satisfactory to the Lender in its sole discretion.

     6.11 Other Loan Obligations.  Will perform all obligations under the terms
          ----------------------
of each loan agreement, note, mortgage, security agreement or debt instrument by which the Company is bound or to which any of its property is subject, and will promptly notify the Lender in writing of any default under, or the cancellation or reduction of, any of its other mortgage warehousing lines of credit or agreements with any other lender. The Company shall, within 30 days of the date of this Agreement, cause to be terminated of record the financing statements filed by each of the Prior Creditors.

     6.12 Use of Proceeds of Advances.  Will use the proceeds of each Advance
          ---------------------------
solely for the purpose of financing related Mortgage Loans.

     6.13 Special Affirmative Covenants Concerning Collateral.
          ----------------------------------------------------

     (a) The Company warrants and will defend the right, title and interest of the Lender in and to the Mortgage Loans against the claims and demands of all persons whomsoever.

     (b) The Company shall service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the Investors under the respective Purchase Commitments covering the same and all applicable governmental requirements, including, without limitation, taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall hold all escrow funds collected in respect of Mortgage Loans in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

     (c) The Company shall execute and deliver to the Lender such Uniform Commercial Code financing statements with respect to the Collateral as the Lender may request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Illinois, or any other applicable law, in addition to all rights provided for herein.

     (d) The Company shall immediately notify the Lender of any default under, or of the termination of, or the rejection for purchase under, any Purchase Commitment relating to any Mortgage Loan.

     (e) The Company will promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. Not later than the earlier of the expiration of a Purchase Commitment or the deadline for acquisition of any Mortgage Loan by the Investor thereunder, the Company will cause to be delivered to the Investor and/or the Company, as applicable, all forms, letters, documents, instruments, authorizations, releases, schedules and other materials which may be required by the applicable Investor and/or the Lender, as applicable, in connection with the acquisition of the Mortgage Loan by the Investor.

     (f) The Company shall maintain, at its principal office or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by the Company and approved by the Lender, and, upon request, shall make available to the Lender the copies of all Mortgage Notes and Mortgages included in Mortgage Loans, Purchase Commitments, and all related Mortgage Loan Documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

                                   ARTICLE 7
                              NEGATIVE COVENANTS

          The Company agrees that so long as the Commitment is outstanding or there remains any obligation of the Company to be paid or performed hereunder or under the Note, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

          7.1  Contingent Liabilities.  Assume, guarantee, endorse, or otherwise
               ----------------------
become liable for the obligation of any person or entity except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          7.2  Sale or Pledge of Servicing Contracts.  Sell, pledge or grant a
               -------------------------------------
security interest in any existing or future Servicing Contracts, or omit to take any action required to keep all such Servicing Contracts in full force and effect.

          7.3  Merger; Sale of Assets; Acquisitions; Change in Control; Change
               ------------------------------------ --------------------------
of Senior Management.  Liquidate, dissolve, consolidate or merge or sell,
--------------------
transfer or otherwise dispose of, any substantial part of its assets, nor acquire substantially all of the assets of another, nor permit a change in any of the following: (i) either ownership beneficially or of record of more than ten percent (10%) of the voting stock of Company, (ii) either ownership beneficially or of record of more than ten percent (10%) of the voting stock of any Person which controls the Company, or (iii) senior management of the Company or of any Person which controls the Company.

          7.4  Deferral of Subordinated Debt.  Pay in advance of the stated
               -----------------------------
maturity thereof any Subordinated Debt of the Company or, if an Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all obligations of the Company hereunder and under the Note have been paid and performed in full.

          7.5  Loss of Eligibility.  Take, or fail to take,  any action that
               -------------------
would cause the Company to lose all or any part of its status as an eligible lender, as described under Section 5.13 hereof.
                           ------------

          7.6  Debt to Adjusted Tangible Net Worth Ratio.  Permit the ratio of
               -----------------------------------------
Debt to Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed 12 to 1 (12:1).

          7.7  Minimum Tangible Net Worth.  Permit Adjusted Tangible Net Worth
               --------------------------
of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than Four Million Two Hundred Thousand Dollars ($4,200,000).

          7.8  Loans to Officers, Employees and Shareholders.  Make any personal
               ---------------------------------------------
loans or advances to any officers, employees or shareholders.

          7.9  Distributions.  Declare any dividend or incur any liability to
               -------------
make any other payment or distribution of cash or other property or assets to the holders of the Company's stock (a) which exceeds, in any calendar year, in the aggregate, fifty percent (50%) of the prior year's net income (as determined in accordance with GAAP),
(b) if an Event of Default exists and is continuing, or (c) if such declaration or incurrence of liability would cause a Default to exist.

          7.10  Special Negative Covenants Concerning Collateral.
                ------------------------------------------------

          (a) The Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Mortgage Loan pledged hereunder.

          (b) The Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement) any of the Collateral or any interest therein.

          (c) The Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.


                                   ARTICLE 8
                              DEFAULTS; REMEDIES

          8.1  Events of Default.  The occurrence of any of the following
               -----------------
conditions or events shall be an event of default ("Event of Default"):

          (a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement when due; or

          (b) Failure of the Company or any of its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation beyond any period of grace provided; or breach or default with respect to any other material term of any other indebtedness or of any loan agreement, note, mortgage, security agreement, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company or its Subsidiaries in the aggregate amount of $100,000 or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

          (c) Failure of the Company to perform or comply with any term or condition applicable to it contained in Section 2.9, Sections 6.1 through 6.13,
                                        -----------  -------------------------
inclusive, or Sections 7.1 through 7.8, inclusive, of this Agreement; or
              ------------------------

          (d) Any of the Company's representations or warranties made herein or in any statement or certificate at any time given by the Company in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

          (e) The Company shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in subsections 8.1(a), (c) or (d) and such default shall not have been remedied or
------------------------------
waived within thirty (30) days after receipt of notice from the Lender of such default; or

          (f) (1) A court having jurisdiction shall enter a decree or order for relief in respect of the Company or any of its Subsidiaries or of any Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or
(2) any other similar relief shall be granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Subsidiaries or of any Guarantor, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Company or any of its Subsidiaries or of any Guarantor for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of its Subsidiaries or of any Guarantor, and the continuance of any such events in this clause (2) for sixty (60) days unless dismissed, bonded off or discharged; or

          (g) The Company or any of its Subsidiaries or any Guarantor shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or any of its Subsidiaries or any Guarantor of any assignment for the benefit of creditors; or the inability or failure of the Company or any of its Subsidiaries or of any Guarantor, or the admission by the Company or any of its Subsidiaries or any Guarantor in writing of its inability to pay its debts as such debts become due; or

          (h) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of $25,000 shall be entered or filed against the Company or any of its Subsidiaries or any Guarantor or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          (i) Any order, judgment or decree shall be entered against the Company decreeing the dissolution, liquidation or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of twenty
(20) days; or

          (j) Any Plan maintained by the Company or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than $25,000 (or in the case of a termination involving the Company or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

          (k) The Company or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $25,000; or

          (l) Any default shall occur (and shall continue beyond the applicable cure period therefor, if any) under the terms of any note, loan or credit agreement, mortgage, pledge, guaranty, indemnity or other instrument which evidences obligations or other indebtedness of the Company; or

          (m) The Company shall purport to disavow its obligations hereunder or shall contest the validity or enforceability of this Agreement or Lender's security interest in any Collateral; or the Lender's security interest in any portion of the Collateral shall become unenforceable or otherwise impaired.

          8.2  Remedies.
               --------

          (a) Upon the occurrence of any Event of Default described in Section
                                                                       -------
8.1(f) or (g) the unpaid principal amount of and accrued interest on the Note
-------------
shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

          (b) Upon the occurrence of any Event of Default (other than those described in Section 8.1(f) or (g)), the Lender may, by written notice to the
             ---------------------
Company declare all or any portion of the Advances to be due and payable whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make Advances shall thereupon terminate.

          (c) Upon the occurrence of any Event of Default, the Lender may also do any one or more or all of the following:

          (1) Foreclose upon or otherwise enforce its security interest in and Lien on all of the Collateral or on any portion thereof to secure all payments and performance of obligations owed by the Company under this Agreement.

          (2) Notify all obligors of Collateral or on any portion thereof that the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to and any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

          (3) Act, or contract with a third party to act, as servicer of all or any item of Collateral requiring servicing and perform all obligations required in connection with Purchase Commitments, such third party's fees to be paid by the Company.

          (4) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of the State of Illinois or the state in which the Collateral is located, including but not limited to selling the Collateral at public or private sale. The Lender shall give the Company not less than ten (10) days' notice of any such public sale or of the date after which private sale may be held. The Company agrees that ten (10) days' notice shall be reasonable notice. At any such sale the Collateral may be sold as an entirety or in separate parts, as the Lender may determine. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Company hereby releases. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon all or any portion of the Collateral or to foreclose the pledge and sell all or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or both.

          (5) Proceed against the Company on the Note or against the Guarantors under the Guaranty or both.

          (6) Pursue any rights and/or remedies available at law or in equity against the Company or the Guarantors or both.

     (d) The Lender shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale. The Company hereby waives any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral, or any part thereof, to more than one offeree.

     (e) The Company waives any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust all or any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

     (f) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the rate of interest specified in the Note, from the time of payment until repaid, shall become a part of principal balance outstanding under the Note.

     (g) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

     8.3  Application of Proceeds.  The proceeds of any sale or other
          -----------------------
enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

          First, to the payment of the costs and expenses of such sale or
          -----
     enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

          Second, to the payment of any other amounts due (other than principal
          ------
     and interest) under the Note or this Agreement;

          Third, to the payment of interest accrued and unpaid on the Note;
          -----

          Fourth, to the payment of the outstanding principal balance of the
          ------
     Note; and

          Finally, to the payment to the Company, or to its successors or
          -------
     assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. If the proceeds of any such sale are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of the Note and all other amounts due hereunder, the Company shall remain liable for any deficiency.

     8.4  Lender Appointed Attorney-in-Fact.  The Lender is hereby appointed the
          ---------------------------------
attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company or in its own name, to endorse all Mortgage Loans payable to the order of the Company, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Mortgage Loans or and to give full discharge for the same.

     8.5  Right of Set-Off.  If the Company shall default in the payment of the
          ----------------
Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by the Lender to or for the credit of the account of the Company against and on account of the obligations and liabilities of the Company under the Note and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured, provided, however, that the aforesaid right of set-off shall not apply to any deposits of escrow monies being held on behalf of the mortgagors under Mortgage Loans or other third parties.

     8.6  Reasonable Assurances.  If, at any time during the term of the
          ---------------------
Agreement, Lender has reason to believe that Company is not conducting its business in accordance with, or otherwise is not satisfying: (i) all applicable statutes, regulations, rules, and notices of federal, state, or local governmental agencies or instrumentalities, all applicable requirements of Investors and Insurers and prudent industry standards or (ii) all applicable requirements of Lender, as set forth in this Agreement, then, Lender shall have the right to demand, pursuant to written notice from Lender to Company specifying with particularity the alleged act, error or omission in question, reasonable assurances from Company that such a belief is in fact unfounded, and any failure of Company to provide to Lender such reasonable assurances in form and substance reasonably satisfactory to Lender, within the time frame specified in such written notice, shall itself constitute an Event of Default hereunder. Company hereby authorizes Lender to take such actions as may be necessary or appropriate to confirm the continued eligibility of Company for Advances hereunder, including without limitation (i) ordering credit reports and (ii) contacting mortgagors, licensing authorities and Investors or Insurers.


                                   ARTICLE 9
                     REIMBURSEMENT OF EXPENSES; INDEMNITY

     The Company shall:

     9.1  Cost of Enforcement.  Pay all out-of-pocket costs and expenses of the
          -------------------
Lender, including reasonable attorney's fees, in connection with the enforcement and administration of this Agreement, the Note, and other documents and instruments related hereto and the making and repayment of the Advances and the payment of interest thereon.

     9.2  Payments of Taxes.  Pay, and hold the Lender and any holder of the
          -----------------
Note harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     9.3  Indemnification.  Indemnify, pay and hold harmless the Lender and any
          ---------------
of its officers, directors, employees or agents and any subsequent holder of the Note from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") which may be imposed upon, incurred by or asserted against the Lender or such holder in any way relating to or arising out of this Agreement, the Note, or any other document referred to herein or any of the transactions contemplated hereby or thereby, except for liabilities, losses and damages solely resulting from the gross negligence or wilful misconduct of the Lender.


                                  ARTICLE 10
                      DELIVERIES OF COLLATERAL DOCUMENTS

     The Lender exclusively shall deliver Pledged Mortgages to the Investor under the Purchase Commitment with respect thereto for its examination and purchase, against a bailee letter substantially in the form attached hereto as Exhibit D. The Lender may deliver any document relating to the Collateral to
---------
the Company for correction or completion against a properly executed trust receipt in the form approved by the Lender with instructions to the Company to either return the corrected document to the Lender within ten (10) Business Days after such delivery or redeem the Mortgage Loan from pledge. In the case of deliveries of Pledged Mortgages by the Lender, the Company shall deliver to the Lender a letter, to accompany the delivery, confirming the security interest of the Lender and designating the Lender as payee under any Purchase Commitment.


                                  ARTICLE 11
                                 MISCELLANEOUS

     11.1 Relationship of Parties.  The relationship between Lender and the
          -----------------------
Company is limited to that of creditor/secured party, on the one hand, and borrower, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements, are intended solely for the benefit of Lender to protect its interests as lender in assuring performance of the obligations hereunder, and nothing contained in this Agreement shall be construed as permitting or obligating Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any joint venture, agency, fiduciary, trustee, or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decision to execute and deliver this Agreement.

     11.2 Recourse.  The Company acknowledges and agrees that it is fully liable
          --------
for repayment of all Advances and all sums due hereunder or under the Note and for performance of all obligations contained in this Agreement.

     11.3 Notices.  All notices, demands, consents, requests and other
          -------
communications required or permitted to be given or made hereunder (collectively, "Notices") shall be in writing and shall be mailed (first class, return receipt requested and postage prepaid) or delivered in person or by overnight delivery service or by facsimile, addressed to the respective parties hereto at their respective addresses set forth below or, as to any such party, at such other address as may be designated by it in a Notice to the other:

     If to the Company:
                    Preferred Credit Corporation
                    3347 Michelson, Suite 400
                    Irvine, California  92612
                    Attention:      Todd A. Rodriguez, CEO
                    Facsimile No.   (714) 474-0111

     with a copy to:
                    _________________________
                    _________________________
                    _________________________
                    Attention:      _______________
                    Facsimile No.  _______________

     If to the Lender:
                    LaSalle National Bank
                    135 South LaSalle Street
                    Chicago, Illinois 60603
                    Attention:      Mr. Gary D. Timmerman
                    Facsimile No:   (312) 904-6382

     with a copy to:
                    Sonnenschein Nath & Rosenthal
                    8000 Sears Tower
                    Chicago, Illinois 60606
                    Attention:      Scott L. Hammel, Esq.
                    Facsimile No:   (312) 876-7934

All Notices shall be conclusively deemed to have been properly given or made when duly delivered, if delivered in person or by overnight delivery service or by facsimile, or on the third (3rd) Business Day after being deposited in the mail, if mailed in accordance herewith.

     11.4 Terms Binding Upon Successors; Survival.  The terms and provisions of
          ---------------------------------------
this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding or there remains any obligation of the Company hereunder or under the Note to be paid or performed.

     11.5 Assignment.  This Agreement may not be assigned by the Company.  This
          ----------
Agreement and the Note, along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any such transferee or assignee thereof may enforce this Agreement, the Note and such security interest.

     11.6 Amendments.  This Agreement and the Exhibits hereto may be modified or
          ----------
amended by the Lender at any time upon thirty (30) days notice to the Company. Such modification or amendment will not take effect if, within fifteen (15) days from the date of such notice, the Lender receives a written objection to such modification or amendment from the Company. If no such objection is received by the Lender such modification or amendment will automatically become effective upon the thirtieth (30th) day from the date of such notice by the Lender. Notwithstanding the foregoing, Lender may at any time, upon written notice to the Company, modify any funding procedures, documentation or times set forth herein or in any exhibit hereto and the Company hereby consents to any such modifications.

     11.7 No Waiver; Remedies Cumulative.  No failure or delay on the part of
          ------------------------------
the Company or the Lender or any holder of the Note in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Lender or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Company or the Lender or the holder of the Note would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of the Note to any other or further action in any circumstances without notice or demand.

     11.8 Invalidity.  In case any one or more of the provisions contained in
          ----------
this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

     11.9 Participations.  The Lender may from time to time sell or otherwise
          --------------
grant participations in the Commitment and the Note, and the holder of any such participation, if the participation agreement so provides, (i) shall, with respect to its participation, be entitled to all of the rights of the Lender and
(ii) may exercise any and all rights of setoff or banker's lien with respect thereto, in each case as fully as though the Company were directly indebted to the holder of such participation in the amount of such participation; provided, however, that the Company shall not be required to send or deliver to any of the participants other than the Lender any of the materials or notices required to be sent or delivered by it under the terms of this Agreement, nor shall it have to act except in compliance with the instructions of the Lender.

     11.10  Integration.  This Agreement, together with the Note, and other
            -----------
documents executed pursuant to the terms hereof, constitute the entire agreement between the parties hereto, with respect to the subject matter hereof.

     11.11  Additional Instruments, etc.  The Company shall execute and deliver
            ---------------------------
such further instruments and shall do and perform all matters and things necessary or expedient to be done or observed for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded by this Agreement.

     11.12  Governing Law.  This Agreement and the rights and obligations of the
            -------------
parties hereunder and under the Note shall be construed in accordance with and governed by the laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


COMPANY: PREFERRED CREDIT CORPORATION, a California corporation


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Its:
                                  ----------------------------------------


LENDER:                       LA SALLE NATIONAL BANK


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Its:
                                  ----------------------------------------

                                    EXHIBITS

Exhibit A -  Form of Advance Request
Exhibit B -  Procedures and Documentation
Exhibit C -  Form of Investor Instructions
Exhibit D -  Form of Bailee Letter


                                   SCHEDULES

Schedule 1.1 - List of Servicing Contracts
Schedule 5.1 - List of Subsidiaries

                                   EXHIBIT A
                                   ---------

                            FORM OF ADVANCE REQUEST
                            -----------------------

                                   EXHIBIT B
                                   ---------

                          PROCEDURES AND DOCUMENTATION
                          ----------------------------

                                   EXHIBIT C
                                   ---------

                         FORM OF INVESTOR INSTRUCTIONS
                         -----------------------------

                                   EXHIBIT D
                                   ---------

                             FORM OF BAILEE LETTER
                             ---------------------


[Investor Name & Address]
 -----------------------

     Re:  SECURITY INTEREST OF LA SALLE NATIONAL BANK IN MORTGAGE NOTES

Dear Sir or Madam:

     Pursuant to the purchase contracts entered and to be entered into between you and Preferred Credit Corporation ("the Company"), formerly known as T.A.R. Preferred Mortgage Corporation, the enclosed mortgage note and related documents ("Mortgage Collateral") are being sent to you for purchase. Security interests in the Mortgage Collateral have been granted by the Company to LaSalle National Bank (the "Lender"), to secure the Company's warehouse borrowings. The Mortgage Collateral constitutes collateral for such warehouse borrowings.

     The Mortgage Collateral is being sent to you on the understanding that you will hold it for the Lender, as its agent and bailee, subject to the direction and control of only the Lender, in order to preserve the Lender's security interests in the Mortgage Collateral until it is purchased by you or returned to the Lender. Further, you may not take any orders or directions from the Company with respect to the Mortgage Collateral or take any action with respect to the Mortgage Collateral that may be inconsistent with the terms of this letter without the prior written consent of the Lender.

     By your receipt of the Mortgage Collateral, you agree that you will hold the Mortgage Collateral sent to you only as the agent and bailee of the Lender, and as such will take no action with respect to the Mortgage Collateral other than to hold it for examination for no longer than thirty (30) days from the date it is sent to you. Prior to the expiration of such 30-day period, you agree to (i) remit the purchase price, without set-off or deduction, to the Lender in the manner described below immediately upon settlement or (ii) return the Mortgage Collateral to the Lender immediately upon your determination that you will not be purchasing such Mortgage Collateral. Prior to remitting payment for the Mortgage Collateral, you agree not surrender or transfer any the Mortgage Collateral to any party other than the Lender. Further, upon receipt of a written notice from the Lender prior to settlement of your purchase, you agree to return to the Lender, or such other person as the Lender designates in the notice, all Mortgage Collateral then held by you.

     Upon receipt of Mortgage Collateral sent to you for purchase pursuant to the terms of the purchase contracts and this letter, you may purchase such Mortgage Collateral only by forwarding the purchase price, without set-off or deduction, in immediately available funds by wire transfer to LaSalle National Bank, Attention: ____________________ for the account of Preferred Credit Corporation, referring to the specific Mortgage Collateral.

     Any Mortgage Collateral that does not conform to your requirements should be immediately returned to Lender at 135 South LaSalle Street, Chicago, Illinois 60603, Attention: ____________________, referring to Preferred Credit Corporation.

     The express terms of this letter will not be altered by any prior dealings or course of conduct. If the Lender must institute legal action against you to recover the Mortgage Collateral or the proceeds thereof as a result of your failure to comply with the terms of this letter, the Lender shall be entitled to recover all attorneys' fees and costs and expenses incurred in connection therewith.

          PLEASE CONFIRM YOUR AGREEMENT TO THE TERMS OF THIS LETTER BY SIGNING AND RETURNING A COPY OF THIS LETTER TO THE LENDER. YOUR FAILURE TO DO SO WILL NOT IN ANY WAY REDUCE YOUR OBLIGATIONS WITH RESPECT TO THE MORTGAGE COLLATERAL AS STATED HEREIN.

                                        Very truly yours,


                              LA SALLE NATIONAL BANK


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Its:
                                  ----------------------------------------


                                ACKNOWLEDGEMENT
                                ---------------


     The undersigned hereby agrees to the terms and conditions set forth in the above letter.

                              [Investor Name]


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Its:
                                  ----------------------------------------

                                  SCHEDULE 1.1
                                  ------------

                          LIST OF SERVICING CONTRACTS
                          ---------------------------

                                  SCHEDULE 5.1
                                  ------------

                              LIST OF SUBSIDIARIES
                              --------------------


                                      50